                            SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the  appropriate  box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential,  for  Use  of the  commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)

[x]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              Microlog Corporation
                -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A..

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1/
        ------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------


     1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount  previously paid:
        ------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------
     4) Date Filed:
                           January  31, 1996
        ------------------------------------------------------------------

                                                               February 20, 1996



Dear Shareholder:

                  You are cordially invited to attend the 1996 Annual Meeting of
Shareholders of Microlog Corporation (the "Company") to be held March 26, 1996, at 10:00 a.m., at the Gaithersburg Marriott Washingtonian Center, 9751 Washingtonian Blvd., Gaithersburg, Maryland, 20878.

                  The Annual Meeting has been called for the following purposes:

                  (1) to elect two directors to serve for a term of three years;

                  (2) to ratify the appointment by the Board of Directors of the firm of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending October 31, 1996;

                  (3) to consider and vote upon a proposed new Stock Option Plan with 1,000,000 shares of the Company's common stock reserved for issuance upon the exercise of options granted under such new Stock Option Plan;

                  (4) to consider and vote upon proposed amendments to the Company's Non-Employee Director Stock Option Plan which would, among other things, (i) increase from 75,000 to 125,000 the number of shares reserved for issuance upon the exercise of options granted under the Non-Employee Director Stock Option Plan, (ii) provide for annual grants of an option to purchase 3,000 shares (rather than 1,000 shares) of the Company's common stock to each non-employee director of the Company, and provide that such grants will occur in December (rather than March) of each fiscal year, and (iii) extend the term of the plan to April 30, 2001; and

                  (5)      to transact such other  business as may properly come
                           before  the  Annual   Meeting  or  any   adjournments
                           thereof.

The Board of Directors of Microlog Corporation unanimously recommends that you vote "FOR" proposals (1), (2), (3), and (4) to be considered at the Annual Meeting.

                  Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, I urge you to vote, sign, date, and return the enclosed proxy card as soon as possible, even if you plan to attend the Annual Meeting. Signing this proxy will not prevent you from voting in person should you be able to attend the meeting. Signing the proxy will assure that your vote is counted if, for any reason, you are unable to attend.

                                                         Sincerely yours,

                                                         /s/Joe J. Lynn
                                                         -----------------------
                                                         Joe J. Lynn
                                                         Chief Executive Officer

                              MICROLOG CORPORATION
                              20270 Goldenrod Lane
                            Germantown, MD 20876-4070
                                 (301) 428-9100

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS;
                            TO BE HELD MARCH 26, 1996

                  NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders of Microlog Corporation (the "Company") will be held on March 26, 1996, at 10:00 a.m., local time, at the Gaithersburg Marriott Washingtonian Center, 9751 Washingtonian Blvd., Gaithersburg, Maryland, 20878, for the following purposes:

                  1. To elect two directors to serve for a term of three years;

                  2. To ratify the appointment by the Board of Directors of the firm of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending October 31, 1996;

                  3. To consider and vote upon a proposed new Stock Option Plan with 1,000,000 shares of the Company's common stock reserved for issuance upon the exercise of options granted under such new Stock Option Plan;

                  4. to consider and vote upon proposed amendments to the Company's Non-Employee Director Stock Option Plan which would, among other things, (i) increase from 75,000 to 125,000 the number of shares reserved for issuance upon the exercise of options granted under the Non-Employee Director Stock Option Plan, (ii) provide for annual grants of an option to purchase 3,000 shares (rather than 1,000 shares) of the Company's common stock to each non-employee director of the Company, and provide that such grants will occur in December (rather than March) of each fiscal year, and (iii) extend the term of the plan to April 30, 2001; and

                  5.       To transact such other  business as may properly come
                           before  the  Annual   Meeting  or  any   adjournments
                           thereof.

                  Pursuant to the By-Laws of the Company, the Board of Directors has fixed February 2, 1996 as the record date for the Annual Meeting with respect to this solicitation. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                  In the event there are not sufficient votes to approve one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                             By Order of the Board of Directors


                                             /s/Joe J. Lynn
                                             ---------------------------
                                             Joe J. Lynn
                                             Chief Executive Officer

Germantown, Maryland
February 20, 1996

PLEASE FILL OUT, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                              MICROLOG CORPORATION
                              20270 Goldenrod Lane
                            Germantown, MD 20876-4070
                                 (301) 428-9100


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 26, 1996


                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

                  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Microlog Corporation, a Virginia corporation (the "Company"), for use at the 1996 Annual Meeting of Shareholders to be held on March 26, 1996 at 10:00 a.m., local time, at the Gaithersburg Marriott Washingtonian Center, 9751 Washingtonian Blvd.,
Gaithersburg, Maryland, 20878, and at any adjournments thereof (the "Annual Meeting").

                  The Annual Meeting is being called for the following purposes:

                  (1) to elect two directors to serve for a term of three years;

                  (2) to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending October 31, 1996;

                  (3) to consider and vote upon a proposed new Stock Option Plan with 1,000,000 shares of the Company's common stock reserved for issuance upon the exercise of options granted under such new Stock Option Plan;

                  (4) to consider and vote upon proposed amendments to the Company's Non-Employee Director Stock Option Plan which would, among other things, (i) increase from 75,000 to 125,000 the number of shares reserved for issuance upon the exercise of options granted under the Non-Employee Director Stock Option Plan, (ii) provide for annual grants of an option to purchase 3,000 shares (rather than 1,000 shares) of the Company's common stock to each non-employee director of the Company, and provide that such grants will occur in December (rather than March) of each fiscal year, and (iii) extend the term of the plan to April 30, 2001; and

                  (5)      to transact such other  business as may properly come
                           before  the  Annual   Meeting  or  any   adjournments
                           thereof.

                  Record holders of the Company's common stock, par value $.01 per share ("Common Stock"), at the close of business on February 2, 1996, the record date, are entitled to notice of, and to vote at, the Annual Meeting. As of January 19, 1996, there were outstanding 3,964,073 shares of Common Stock. Each shareholder will be entitled to one vote for each share of Common Stock held at the close of business on the record date. At the Annual Meeting, votes will be counted by written ballot.

                  This Proxy Statement, and the accompanying notice of the Annual Meeting and proxy card, will first be sent or given to shareholders on or about February 20, 1996. The Company's Annual Report to Shareholders for the fiscal year ended October 31, 1995 accompanies this Proxy Statement.

                  The shares of Common Stock represented by valid proxies received by the Company in time for the Annual Meeting will be voted as specified in such proxies. Executed but unmarked proxies will be voted:

                  (1) FOR the election of the Board of Directors' nominees for director;

                  (2) FOR the ratification of the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending October 31, 1996;

                  (3) FOR the approval of the new Company's Stock Option Plan with 1,000,000 shares of the Company's Common Stock reserved for issuance upon the exercise of options granted under such new Stock Option Plan; and

                  (4) FOR the approval of the amendments to the Company's Non-Employee Director Stock Option Plan which would, among other things, (i) increase from 75,000 to 125,000 the number of shares reserved for issuance upon the exercise of options granted under the Non-Employee Director Stock Option Plan, (ii) provide for annual grants of an option to purchase 3,000 shares (rather than 1,000 shares) of the Company's Common Stock to each non-employee director of the Company, and provide that such grants will occur in December (rather than March) of each fiscal year, and
                           (iii) extend the term of the plan to April 30, 2001.

                  If any other matters properly come before the Annual Meeting, the persons named as proxies will, unless the shareholder otherwise specifies in the proxy, vote upon such matters as determined by a majority of the Board of Directors.

                  The election of the Board of Directors' nominees for director will require the affirmative vote of a plurality of the shares entitled to vote in the election of directors. Approval of the ratification of independent accountants, the new Stock Option Plan, and the amendment to the Non-Employee Director Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Company entitled to vote thereon and who vote in person or by proxy at the Annual Meeting. In order to approve the transaction of any other business as may properly come before the Annual
Meeting, or any adjournments thereof, the votes cast at the Annual Meeting approving the action must exceed the votes cast opposing the action. Abstentions and broker non-votes will not be counted as either approving or opposing the action.

                  Any shareholder giving a proxy has the right to revoke it at any time before it is exercised by attending the Annual Meeting and voting in person or by delivering to the Secretary of the Company at 20270 Goldenrod Lane, Germantown, MD 20876-4070, a written notice of revocation or duly executed proxy bearing a later date.

                  The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile or telegraph by officers, directors, and employees of the Company who will not be specially compensated for such solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for forwarding solicitation materials to the beneficial owners of such shares held of record by such persons, and the Company will reimburse such persons for their reasonable expenses incurred in connection therewith.

                  The Company is required to file an Annual Report on Form 10-K for the fiscal year ended October 31, 1995 with the Securities and Exchange Commission ("SEC"). Shareholders can obtain, free of charge, a copy of such Annual Report by writing to Microlog Corporation, 20270 Goldenrod Lane, Germantown, MD 20876-4070, Attention: Corporate Secretary.

              STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

                  The following table sets forth information as of January 19, 1996 with respect to the ownership of shares of Common Stock by (i) owners of more than 5% of the Company's outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each of the named executive officers of the Company, and (iv) all directors and officers of the Company as a group. The information is based on the most recent filings with the SEC by such persons or upon information provided by such persons to the Company. Unless otherwise indicated, the persons shown in the table are believed to have sole voting and investment power with respect to the entire number of shares reported.

Name and Address of                                  Number of Shares                          Percentage of
Beneficial Owner (1)                                 Beneficially Owned                        Ownership (2)
--------------------                                 ------------------                        -------------

Joe J. Lynn                                                 453,350                                   11.4%
20270 Goldenrod Lane
Germantown, MD  20876-4070

J. Graham Hartwell                                          404,050                                   10.2%
20270 Goldenrod Lane
Germantown, MD  20876-4070

Hathaway & Associates, Ltd                                  314,000                                    7.9%
119 Rowayton Avenue
Rowayton, Connecticut 06853

Steven R. Delmar                                            135,305 (3)                                3.3%
20270 Goldenrod Lane
Germantown, MD  20876-4070

Richard A. Thompson                                         112,000 (4)                                2.8%
20270 Goldenrod Lane
Germantown, MD  20876-4070

Deborah M. Grove                                             41,599 (5)                                1.0%
20270 Goldenrod Lane
Germantown, MD  20876-4070

Robert E. Gray, Jr.                                          36,520 (6)                                   *
20270 Goldenrod Lane
Germantown, MD  20876-4070

David M. Gische                                              29,000 (6)                                   *
20270 Goldenrod Lane
Germantown, MD  20876-4070

All officers and directors as
a group (9 persons)                                       1,239,233 (7)                               29.3%
----------------------------

*    Less than 1% of the shares outstanding.

                                      -4-

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of a security for purposes of the Rule if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares.

(2) For the purpose of computing the percentage of ownership of each beneficial owner, any securities which were not outstanding but which were subject to options, warrants, rights, or conversion privileges held by such beneficial owner exercisable within 60 days were deemed to be outstanding in determining the percentage owned by such person but are not deemed outstanding in determining the percentage owned by any other person.

(3) Includes 12,000 shares held by the Company's Money Purchase Pension Plan, of which Mr. Delmar is a trustee. Mr. Delmar disclaims beneficial ownership of such shares. Also includes 85,000 shares that may be acquired by Mr. Delmar within 60 days of the record date upon the exercise of stock options. Does not include 15,000 shares that may be acquired by Mr. Delmar more than 60 days after the record date upon the exercise of stock options, which grants are subject to approval by shareholders as described in Proposal No. 3 below.

(4) Includes 12,000 shares held by the Company's Money Purchase Pension Plan, of which Mr. Thompson is a trustee. Mr. Thompson disclaims beneficial ownership of such shares. Also includes 100,000 shares that may be acquired by Mr. Thompson within 60 days of the record date upon the exercise of stock options. Does not include 250,000 shares that may be acquired by Mr. Thompson more than 60 days after the record date upon the exercise of stock options, which grants are subject to approval by shareholders as described in Proposal No. 3 below.

(5) Includes 18,333 shares that may be acquired by Ms. Grove within 60 days of the record date upon the exercise of stock options. Does not include 21,667 shares that may be acquired by Ms. Grove more than 60 days after the record date upon the exercise of stock options, of which 15,000 shares are subject to approval by shareholders as described in Proposal No. 3 below.

(6) Includes 26,000 shares that may be acquired within 60 days of the record date upon the exercise of stock options that have been granted.

(7) Includes 262,000 shares that may be acquired within 60 days of the record date upon the exercise of stock options. Does not include 320,033 shares that may be acquired more than 60 days after the record date upon the exercise of stock options. Includes 12,000 shares held by the Company's Money Purchase Pension Plan, of which Messrs. Thompson and Delmar are trustees. Messrs. Thompson and Delmar each disclaims beneficial ownership of such shares.

                            MATTERS TO BE ACTED UPON

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

                  The By-Laws of the Company currently provide that the membership of the Board be divided into three classes. The Board of Directors currently consists of six directors with each class having two directors. The term of only one class of directors expires each year, and their successors are elected for a term of three years and until their successors are duly elected and qualified. Any director elected to fill any vacancy occurring in the Board of Directors, including any vacancy created by an increase in the number of directors, shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or in which the vacancy occurred. There is currently one vacancy on the Board.

                  At the Annual Meeting, two directors will be elected. The nominees, David M. Gische and Richard A. Thompson, currently are serving as directors and have indicated their willingness to continue serving if elected. Two directors were elected in 1995 for three-year terms ending in 1998, and one director was elected in 1994 for a three-year term ending in 1997. The Board is presently searching for a suitable candidate to fill the vacancy on the Board.

                  The following table provides information as to the nominees for director of the Company for terms ending in 1999, and as to directors whose terms in office will continue.

                                                            Expiration
Name                               Age                       of Term
----                               ---                       -------
Nominee
-------

David M. Gische                      46                        1999
Richard A. Thompson                  49                        1999

Continuing Directors
--------------------

J. Graham Hartwell                   65                        1998
Joe J. Lynn                          64                        1998
Robert E. Gray, Jr.                  54                        1997


                  David M. Gische has been a director of the Company since April 1985. Mr. Gische, an attorney, has been associated with the law firm of Ross, Dixon & Masback in Washington, D.C. since November 1983. From September 1978 until November 1983, Mr. Gische was associated with the Washington, D.C. law firm of Hogan & Hartson LLP, counsel to the Company.

                  Richard A. Thompson has been President and Chief Operating Officer of the Company since June 1992 and was elected a director of the Company in September 1992. Prior to joining Microlog Corporation, Mr. Thompson was President and a director of General Kinetics, Inc., a diversified manufacturing company from October 1989 to December 1991. Other positions he has held have been as President of Thompson Associates, a management consulting firm from 1988 to 1989 and as Marketing Manager with General Electric Company from 1985 to 1988. Mr. Thompson is also a Captain in the U. S. Naval Reserve.

                   J. Graham Hartwell has been Chairman of the Board since March 1986 and a director of the Company since 1969. He was President of the Company from its organization in

1969 until October 1989. In October 1989, Mr. Hartwell became Chief Executive Officer of the Company and served in that capacity until his retirement on April 30, 1991.

                  Joe J. Lynn became Chief Executive Officer of the Company on May 1, 1991. He served as President of the Company from October 1989 to June 1992. Before this, Mr. Lynn was Executive Vice President of the Company and served as President of the Company's subsidiary, Microlog Corporation of Maryland. He has been a director of the Company since its formation in 1969. From 1966 until 1970, Mr. Lynn was employed as a manager with DBA Systems, Inc. Prior thereto, from 1961 to 1966, he served as a manager at the Kennedy Space Flight Center for RCA, which is presently a subsidiary of General Electric Company.

                  Robert E. Gray, Jr. has been a director of the Company since 1977. He is currently Senior Vice President of Prosperity Bank and Trust, in Springfield, Virginia. He was employed by Hallmark Bank & Trust Co. from 1985 to 1992 - as Director and Executive Vice President from 1989 to 1992, and prior thereto as Senior Vice President and Chief Lending Officer. From 1992 to 1993, he served as Senior Vice President of Suburban Bank of Virginia, NA in McLean, Virginia.

                  During fiscal year 1995, there were 6 meetings (including regularly scheduled and special meetings) of the Board of Directors. All directors attended more than 75% of such meetings.

                  The Board has an Audit Committee, a Management Compensation Committee, and a Stock Option Committee, but does not have a nominating committee. The Audit, Management Compensation, and Stock Option Committees each consists of Messrs. Gische and Gray.

                  The Audit Committee is primarily responsible for approving the services performed by the Company's independent accountants. The Audit Committee met 1 time during fiscal year 1995. All members of the Audit Committee attended this meeting.

                  The function of the Management Compensation Committee is to make recommendations to the Board of Directors with respect to the compensation of certain officers and employees, including the executive officers. The Management Compensation Committee met 1 time during fiscal year 1995. Each member of the Management Compensation Committee attended this meeting.

                  The function of the Stock Option Committee is to make recommendations to the Board of Directors with respect to the grant of stock options to officers and employees. The Stock Option Committee met 5 times during fiscal year 1995. Each member of the Stock Option Committee attended these meetings.

                                   MANAGEMENT

                  The executive officers of the Company, and their respective ages as of January 19, 1996, are as follows:

Name                         Age         Offices and Positions Held
----                         ---         --------------------------

Joe J. Lynn                  64          Chief Executive Officer and Director

Richard A. Thompson          49          President, Chief Operating Officer and
                                         Director

Steven R. Delmar             39          Executive Vice President and Chief
                                         Financial Officer

Deborah M. Grove             43          President of subsidiary, Old Dominion
                                         Systems Incorporated of Maryland

                  Steven R. Delmar has been Executive Vice President of the Company since October 1989 and was President of Microlog Corporation of Maryland, a wholly-owned subsidiary of the Company, from May 1991 to July 1992. Mr. Delmar was Microlog's Chief Financial Officer from January 1987 to May 1991. He served as Chief Operating Officer of Microlog (rather than Chief Financial Officer) from May 1991 until July 1992, and following the hiring of Mr. Thompson as President and Chief Operating Officer, Mr. Delmar resumed his position as Chief Financial Officer. He was Vice President of the Company from January 1987 to October 1989. Since 1979, Mr. Delmar has held various offices with the
Company and its subsidiaries, including Assistant Comptroller, Comptroller, General Manager and Vice President. A certified public accountant, Mr. Delmar held accounting positions with Bechtel Power Corporation, a commercial construction firm, and the Veterans Administration prior to his employment with Microlog.

                  Deborah M. Grove became President of Old Dominion Systems Incorporated of Maryland, a wholly-owned subsidiary of the Company, in May 1991. From 1983 until May 1991, Ms. Grove was Vice President of Old Dominion Systems Incorporated of Maryland and from 1985 until May 1991, Vice President of Old Dominion Services, Inc. Ms. Grove holds a Master of Science degree in Business and Finance and a Bachelor of Science degree in Business Administration.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

                  The following table shows, for the fiscal years ending October 31, 1993, 1994, and 1995, the salary, bonus and certain other forms of compensation paid or accrued for those years by the Company and its subsidiaries to the Chief Executive Officer and each of the three other executive officers whose salary and bonus compensation exceeded $100,000 in fiscal 1995 ("named executive officers").

                                            SUMMARY COMPENSATION TABLE


                           Annual Compensation                                    Long Term Compensation
--------------------------------------------------------------------------- -----------------------------------
--------------------------------------------------------------------------- ---------------------- ------------ -----------
                                                                                   Awards            Payouts
                                                                  Other
                                                                 Annual     Restricted                          All Other
                                                               Compensation Stock        Options/SALTIP         Compensation
    Name and Principal      Fiscal        Salary     Bonus       ($)(b)     Award(s)     (#)       Payouts ($)    ($)(c)
                                          -------                ------                  ---               ---    ------
         Position              Year       ($)(a)       ($)                   ($)
         --------              ----       ------       ---                   ---
Joe J. Lynn                    1995       169,919    50,000       7,715                                          10,851
Chief Executive Officer        1994       169,207                 4,513                                          12,027
                               1993       162,344    35,500         682                                           4,904


Richard A. Thompson            1995       160,000    90,000       4,622                   100,000                12,125
President and Chief            1994       157,453                 5,947                                          12,500
Operating Officer              1993       144,997    34,776       5,552                                           3,867


Steven R. Delmar               1995       130,000    40,000       3,980                    15,000                10,255
Executive Vice President       1994       129,163                 3,873                                          11,164
and Chief Financial            1993       126,025    29,000       1,669                                           4,688
Officer


Deborah M. Grove               1995       110,000    40,000      10,039                    15,000                 8,784
President of subsidiary,       1994       106,386                 9,498                                           8,520
Old Dominion Systems           1993        95,969    16,000       7,464                                           7,462
Incorporated of Maryland
--------------------------- ----------- ------------ --------- ------------ ------------ --------- ------------ -----------

(a)  Includes deferred compensation
     For fiscal 1995, 1994, and 1993 Mr. Lynn's deferred compensation included in his salary was $4,919, $151, and $11,853 respectively. For fiscal 1995, 1994, and 1993 Mr. Delmar's deferred compensation included in his salary was $0, $149, and $1,017, respectively. For fiscal 1995, 1994, and 1993 Mrs. Grove's deferred compensation included in her salary was $0, $124, and $847, respectively.
(b) Other annual compensation consists of reimbursements under the Company's Executive Medical Reimbursement Plan and paid personal leave.
(c) All other compensation consists of 401k matching contributions and pension plan contributions. For fiscal 1995 Mr. Lynn's 401k matching and pension contributions were $1,851 and $9,000, respectively. For fiscal 1995 Mr. Thompson's 401k matching and pension contributions were $3,200 and $9,000, respectively. For fiscal 1995 Mr. Delmar's 401k matching and pension contributions were $2,275 and $7,980, respectively. For fiscal 1995 Mrs. Grove's 401k matching and pension contributions were $1,798 and $6,986, respectively.

Stock Options

                  The following table contains information with respect to grants of stock options to each of the named executive officers during the fiscal year ended October 31, 1995. All such grants were made under the prior stock option plan or the new Stock Option Plan (subject to shareholder approval).

                                         OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                  Potential
                                                                                             Realizable Value at
                                                                                             Assumed Annual Rates
                                                    Individual Grants                        Rates of Stock Price
                                                                                               Appreciation for
                                                  % of Total                                    Option Term (a)
                               Number of        Options Granted    Exercise    Expiration
                             Options Granted     to Employees    Price ($/sh)     Date        5% ($)      10% ($)
                             ---------------     ------------    ------------     ----    -----------     -------
Richard A. Thompson (b)           100,000             17.0%          $4.375    9/28/05       275,500     697,500

Steven R. Delmar (c)               15,000              2.6%          $4.375    9/28/05       41,325      104,625

Deborah M. Grove (c)               15,000              2.6%          $4.375    9/28/05       41,325      104,625
                                   10,000              1.7%          $1.000   12/20/04       61,300      103,500
--------------------

(a) Share prices for Mr. Thompson assuming a 5% and 10% annual appreciation at the end of the term of his option are $7.13 and $11.35, respectively; shares prices for Mr. Delmar assuming a 5% and 10% annual appreciation at the end of the term of his option are $7.13 and $11.35, respectively; and shares prices for Ms. Grove assuming a 5% and 10% annual appreciation at the end of the term of her option are $7.13 and $11.35, respectively.

(b) These options vest over a three-year period with 33.3% vesting at the end of each year.

(c) These options vest at the end of a five year period. The achievement of specific objectives could accelerate the vesting to one year.

                  The  following  table  provides  information   concerning  the
exercise of stock options by the named executive officers during fiscal 1995.

                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL
                                          YEAR, AND FY-END OPTION VALUES

                                                                     Number of Securities    Value of Unexercised In-the
                                                                    Underlying Unexercised     Money Options at FY-End
                                                                     Options at FY End (#)              ($)(a)
                              Shares Acquired on        Value            Exercisable/                Exercisable/
           NAME                  Exercise (#)        Realized ($)        Unexercisable              Unexercisable
           ----                  ------------        ------------        -------------              -------------
Richard A. Thompson                   --                  --             100,000/100,000               425,000/425,000
Deborah M. Grove                      --                  --               18,333/21,667                 77,915/92,085
Steven R. Delmar                      --                  --               75,000/25,000               318,750/106,250
----------------------------

(a)  Calculations based on closing price of stock of $4.25 on October 31, 1995.

Employment, Deferred Compensation, and Consulting Agreements

                  The Company is a party to employment agreements with Messrs. Lynn and Delmar, which provide for employment of these officers through December 31, 1996. The annual salaries of these individuals under the employment agreements are subject to increase each year as determined by the Board of Directors, and each individual is entitled to receive discretionary bonuses as determined by the Board. On December 26, 1995, the Board of Directors set salaries, to become effective as of November 1, 1995, under these agreements (exclusive of deferred compensation) for Messrs. Lynn and Delmar of $170,000 and $135,000, respectively, which represent 3% and 4% increases from the prior year. The employment contracts entitle the two individuals to certain fringe benefits, including insurance coverage and various executive perquisites. Upon termination of employment without cause, each individual will be entitled to receive a lump sum cash payment equal to the individual's then current salary calculated for the remaining period of the agreement (without any present value discount). In the event of a change in control of the Company (as defined in the agreement) and subsequent termination of the individual's employment, voluntarily or involuntarily, within two years, the individual will be entitled to receive a lump sum payment equal to approximately three times his average annual salary during the five most recent fiscal years of the Company. It currently is estimated that the amount payable to Messrs. Lynn and Delmar in the event of their termination following a change in control of the Company would be $474,000 and $381,000, respectively. Further, under the agreements, each individual has agreed that for a period of one year after termination of employment other than a termination by the Company without cause, he will not, among other things, compete with the Company, solicit employees to leave the Company, or solicit customers to reduce their level of business with the Company.

                  The Company is a party to an employment agreement with Mr. Thompson. The agreement provides for employment of Mr. Thompson through December 31, 1998. Mr. Thompson's annual salary under his employment agreement is subject to increase and discretionary bonuses each year as determined by the Board of Directors. On December 20, 1995, the Board of Directors set a salary to become effective as of November 1, 1995 under this agreement for Mr. Thompson of $165,000, which represents a 3% increase from the prior year. The employment contract entitles Mr. Thompson to certain fringe benefits, including insurance coverage and various executive perquisites. Upon termination of employment without cause, the existing base salary, plus all benefits, will be paid in monthly installments for twelve months. In the event of his termination without cause, Mr. Thompson would receive approximately $206,250. The employment agreement also entitles Mr. Thompson to continue to serve as a director of the Company for so long as he continues to be an officer of the Company.

                  The Company is a party to a noncontributory deferred compensation agreement with Mr. Lynn under which the Company is obligated to make payments to Mr. Lynn (or his beneficiaries) over the ten-year period subsequent to his retirement (on or after age 65), permanent disability, or death. The aggregate amount owed to Mr. Lynn under this agreement is payable either in equal monthly installments over the ten-year period or in an appropriately discounted single sum payment (at the election of Mr. Lynn). This amount is determined by multiplying $2,500 by the number of months of employment during the period April 1, 1988 to January 1, 1995 and adding an initial contribution of $10,000. During the fiscal year ended October 31, 1995, the Company accrued $-0- in deferred compensation and interest for Mr. Lynn under this contract.

                  The Company is a party to a consulting and noncompetition agreement with Mr. Hartwell, who retired from his position as Chief Executive Officer of the Company effective April 30, 1991. Mr. Hartwell continues to serve as a director of the Company. The agreement provides for the consulting services of Mr. Hartwell through May 1, 1996, with an annual consulting fee payment of $80,000. In addition, the agreement provides Mr. Hartwell with medical insurance coverage.

Management Compensation Committee Report on Executive Compensation

                  Decisions on compensation of the Company's executives generally are made by the two-member Management Compensation Committee of the Board. Each member of the Management Compensation Committee is a non-employee director. All decisions by the Management Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Set forth below is a report submitted by the Management Compensation Committee addressing the Company's compensation policies for fiscal 1995 as they affected the Company's executive officers, including the Chief Executive Officer and the named executive officers.

Compensation   Policies  for  Executive   Officers.   The  Company's   executive
compensation policies are designed to provide competitive levels of compensation, assist the Company in attracting and retaining qualified executives, reward superior corporate performance, and recognize individual initiative and achievement. Measurement of corporate performance is primarily based upon Company goals and industry performance levels. The Company considers compensation paid to its executive officers to be deductible for purposes of
Section  162(m) of the Internal  Revenue  Code.  Target  levels of the executive officers'  overall  compensation  are  intended  to  be  consistent  with  other executives in the Company's industry, including members of its peer group, taking into account the size and financial results of these respective companies. The Management Compensation Committee believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value.

Relationship of Performance to Executive Compensation. Compensation paid to the Company's executive officers in fiscal 1995, which related to the performance of the Company, consisted of the following components: base salary, cash bonuses, grants of stock options under stock option plans, and executive perquisites.

                  Base Salary. The Management Compensation Committee reviews executive base salaries on a regular basis. In view of the Company's improved financial performance during fiscal 1995 and the lack of any salary increases during four of the prior five years, base salaries were increased $5,000 per officer for fiscal 1996.

                  Cash Bonuses. The Management Compensation Committee also determines, generally on an annual basis, whether to award bonuses to executive officers based upon their individual performance or on the performance of the Company as a whole. In prior years, the Board, at the recommendation of the Management Compensation Committee, has adopted specific incentive compensation arrangements for executive officers which consist of cash bonuses payable if the Company achieved certain pre-tax (and pre-bonus) profit and sales goals. The Company utilizes an executive bonus plan under which a pool of funds, determined by formula, are set aside for selected executives. The amount of funds set aside for the bonus pool is based on the Company's sales and pre-tax income. A new Executive Bonus Plan with new performance goals was adopted for fiscal 1996. Bonuses of $244,000 were paid for fiscal 1995 under the Executive Bonus Plan in effect for fiscal 1995.

                  Stock Options. The Company provided a long-term incentive through a stock option plan which was adopted in 1986, and intends to continue this incentive through a new stock option plan adopted in 1995, subject to shareholder approval. The stock option plans were and are intended to foster management team cohesion and align management and shareholder interests.

Key employees, including executive officers, were and are eligible for grants under the stock option plans. The stock option plans were and are administered by the Stock Option Committee, which consists exclusively of non-employee directors. Awards are intended to provide incentives for executive officers to enhance long-term corporate performance, as reflected in stock price, thereby increasing shareholder value, and to provide non-cash compensation to such officers as part of their overall compensation package. The Company believes that the stock option plans encourage superior performance that can result in significantly enhanced shareholder value. The option price of shares granted under the stock option plans may be less than the fair market value of the shares underlying the option on the date of grant, but such options generally have been granted at fair market value. Options granted under the stock option plans generally terminate automatically upon termination of employment or service with the Company, except in cases of disability or death.

                  In September 1995, Mr. Thompson was awarded options to purchase 100,000 shares (as was the case in Mr. Thompson's prior contract). As part of his new three year employment contract, based upon the Board's view that Mr. Thompson's continued performance as President and Chief Operating Officer is very important to the Company, particularly as Mr. Lynn, the Chief Executive Officer, approaches retirement age, the Board recommended (and the Stock Option Committee of the Board granted) additional options for Mr. Thompson to purchase 150,000 shares of Common Stock, vesting in ten years ending in December 2005. The additional options contain an accelerated vesting provision based upon the trading price of the Company's Common Stock in June of each of 1996 ($3.50), 1997 ($5.00), and 1998 ($10.00). The Company's Common Stock was trading at a price of less than $3.00 when these price targets were initially agreed upon, and had traded at significantly lower levels in the prior year. Each of the options granted to Mr. Thompson are subject to approval by shareholders of the new stock option plan described in Proposal No. 3 below.

                  With respect to other named executive officers, after considering the numbers of options held by such officers, the Stock Option Committee awarded options to purchase 15,000 shares to each of Mr. Delmar and Ms. Grove, are subject to approval by shareholders of the new stock option plan described in Proposal No. 3 below.

                  Executive Perquisites. In prior years the Company has provided certain perquisites for its executive officers which the Management Compensation Committee has determined are customary for similar companies. With respect to fiscal 1996, the Management Compensation Committee decided to set aside approximately  $115,000  for  executives  and a group  of other  key  employees, collectively, for executive perquisites selected by such employees. The Committee determined that self-selection of perquisites would probably be most efficient for this portion of compensation of the executive and other key employees, taking advantage of available cost savings, tax benefits, and other factors.

                  Other Compensation. In addition to the compensation paid to executive officers as described above, executive officers and other key employees receive benefits under the Company's Medical Reimbursement Plan (along with supplemental health benefits of up to $7,500 per executive), and executive officers receive, along with and on the same terms as other employees, contributions by the Company pursuant to the Company's Pension Plan and matching contributions under the Company's Pre-Tax Savings Plan (401k).

                  CEO Compensation. In setting the Chief Executive Officer's salary and incentive compensation for fiscal 1996, the Management Compensation Committee reviewed the Company's fiscal 1995 financial performance in revenues, expenses and pre-tax net income. Based upon its review at the outset of fiscal 1996, the Committee approved a modest increase in Mr. Lynn's salary for fiscal 1996 of $5,000. The Committee believes that any significant increase in Mr. Lynn's compensation for 1996 will come from the executive bonus plan, which is based on achieving the Company's revenue and net income targets, and that Mr. Lynn has substantial motivation to increase the value of the Company's Common Stock due to the large number of shares that he holds.

The Committee believes a significant performance-based component of total compensation serves the interests of shareholders by directly linking management compensation with corporate performance.

                    Management Compensation Committee Report
       Submitted by the Members of the Management Compensation Committee:

                                 David M. Gische
                               Robert E. Gray, Jr.

Compensation Committee Interlocks and Insider Participation

                  None.

Comparative Company Performance

                  The following line graph compares cumulative total shareholder return for the Company with a performance indicator of the NASDAQ stock market, and a peer group index over the last five fiscal years. The peer group consists of Active Voice, Boston Technology, Brite Voice Systems, Centigram
Communications Inc., Cognitronics, Comverse Technology, Davox Corp., Digital Sound, Intervoice Inc., Octel Communications, CP., Perception Inc., Syntellect, Inc.


                               [GRAPHIC OMITTED]

                     COMPARISON IF CUMULATIVE TOTAL RETURN
                    OF COMPANY, PEER GROUP AND BROAD MARKET

-------------------------------FISCAL YEAR ENDING-------------------------------

COMPANY                 1990       1991      1992      1993      1994      1995

MICROLOG CP              100      75.00     50.00     168.75     29.69    212.50
PEER GROUP               100     171.85    213.22     303.97    336.70    409.55
BROAD MARKET             100     127.20    123.22     161.70    171.91    203.93

Compensation of Directors

                  Compensation of Mr. Gische and Mr. Gray, through fiscal 1995, consisted of $500 per meeting with a maximum of $5,000 per year for each such director. Effective December 20, 1995, the per meeting fee was increased to $1,000 per meeting with a maximum of $10,000 per year for each director. Employee directors are not paid for attending meetings of the Board of Directors.

                  The Company has a non-employee director stock option plan (the "Non-Employee Director Plan"), which was approved by the shareholders, pursuant to which 75,000 shares of Common Stock have been reserved for issuance to non-employee directors of the Company upon exercise of options granted under the Non-Employee Director Plan. The Company believes that options issued under the Non-Employee Director Plan create an incentive for non-employee directors to expend maximum effort for the growth and success of the Company. Options for 1,000 shares of Common Stock were granted during fiscal 1995 to each of Messrs. Gische and Gray under the Non-Employee Director Plan. The option price of all options granted under the Non-Employee Director Plan equal the fair market value of the shares underlying the option on the date of grant. Options granted under the Non-Employee Director Plan expire if not exercised within ten years from the date of the grant of the option. The terms of the Non-Employee Director Plan and options to be granted thereunder is proposed to be amended, as described in Proposal No. 4 below.

Section 16(a) Disclosure

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten-percent of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Officers, directors, and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

                  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's, other than two Form 5's which were filed late for two Directors, were required for those persons, the Company believes that, during fiscal 1995, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

                                (Proposal No. 2)

                  The Board of Directors has appointed the firm of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending October 31, 1996, subject to ratification of such appointment by the shareholders. The appointment of this firm was recommended to the Board of Directors by its Audit Committee. Price Waterhouse LLP has been acting as independent accountants of the Company since 1979.

                  The submission of this matter to shareholders at the Annual Meeting is not required by law or by the By-Laws of the Company. Nevertheless, the Board of Directors of the Company is submitting it to the shareholders to ascertain their views. If this appointment is not ratified by the holders of at least a majority of the shares of Common Stock of the Company at the Annual Meeting, the Board of Directors intends to reconsider its appointment of Price Waterhouse LLP as independent accountants of the Company.

                  Representatives of Price Waterhouse LLP will be present at the Annual Meeting and will be available to respond to questions or make a statement, if they so desire.

                              NEW STOCK OPTION PLAN

                                (Proposal No. 3)

                  On September 28, 1995 and December 20, 1995, the Board of Directors, subject to shareholder approval, adopted the Microlog 1995 Stock Option Plan (the "New Stock Option Plan") with 1,000,000 shares of Common Stock of the Company reserved for issuance upon the exercise of options granted thereunder. Based upon the closing price of the Company's Common Stock on January 19, 1996, the aggregate market value of the total number of shares of Common Stock underlying the stock options available for grant, including the shares reserved for issuance that are subject to shareholder approval, is $2,315,160.75.

                  The principal provisions of the New Stock Option Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the New Stock Option Plan, the entire text of which is attached hereto as Exhibit 1 and incorporated herein by reference.

Reason for Adoption of the New Stock Option Plan

                  Approval of adoption of the New Stock Option Plan is being sought primarily because the prior stock option plan expires by its terms in April 1996 and no new options may be granted thereunder after such date. In addition, no shares of authorized but unissued Common Stock remain available for future grant under the terms of the prior stock option plan. With the recent streamlining of personnel and in light of the Company's current cash resources, the Company intends to continue to rely heavily on stock options to encourage the continued employment of key personnel and to provide an important incentive for superior performance. The Board of Directors believes that adoption of the New Stock Option Plan with 1,000,000 shares available for grant thereunder is appropriate at this time in order to assure that a meaningful number of stock options will be available for grant to employees of the Company and its subsidiaries.

Description of the New Stock Option Plan

                  The New Stock Option Plan was adopted by the Board of Directors in September 1995 and amended on December 20, 1995, subject to shareholder approval. Under the terms of the New Stock Option Plan, 1,000,000 shares of Common Stock of the Company will be reserved for issuance to employees of the Company and its subsidiaries upon exercise of options granted under the New Stock Option Plan. The Stock Option Committee, consisting of two directors of the Company, Messrs. Gische and Gray (neither of whom is an officer or salaried employee of the Company), has authority to administer the New Stock Option Plan and grant options thereunder.

                  Incentive stock options may be granted under the New Stock Option Plan from time to time to any full-time employee of the Company or any of its subsidiaries, including employees who are officers of the Company and its subsidiaries (approximately 240 in number as of January 19, 1996). The maximum number of shares of Common Stock subject to options that may be granted under the New Stock Option Plan to any executive officer or other employee is 500,000 shares. Non-employee directors are not eligible to receive options under the New Stock Option Plan. No option may be granted under the New Stock Option Plan after the tenth anniversary of the effective date of the New Stock Option Plan, September 28, 2005.

                  Under the New Stock Option Plan, the option price of incentive stock options may not be less than the fair market value of the shares underlying the option on the date the option is granted (or less than 110% of the fair market value in the case of a person who owns more than 10% of the Company's Common Stock). The option price of nonqualified options may not be less than the par value of the shares underlying the option. The aggregate fair market value of Common Stock (determined at the time the option is granted), with respect to which incentive stock options granted under the New Stock Option Plan (and all other benefit plans of the Company) are exercisable for the first time by any employee during any calendar year, may not exceed $100,000. Payment for shares purchased under the New Stock Option Plan may be made either in cash or cash equivalents, in shares of Common Stock with a fair market value equal to the option price, or a combination of cash and shares of Common Stock. The New Stock Option Plan also allows for "cashless exercise," in which a licensed broker tenders to the Company cash equal to the exercise price (plus taxes required to be withheld) at the time the Company issues the stock certificates.

                  Options granted under the New Stock Option Plan generally are not transferable during the lifetime of the employee and Common Stock acquired prior to six months after the grant of any option may not be transferred.

                  Options granted under the New Stock Option Plan are expected to expire if not exercised within ten years from the date of grant and will terminate automatically upon an optionee's termination of employment or service with the Company (or three months thereafter, in the case of normal retirement in accordance with Company policy) unless otherwise provided in the option agreement pertaining to such option. If any optionee dies while in the employ or service of the Company or a subsidiary, his or her options, whether or not then exercisable, may be exercised by his or her estate or by a person who acquires the right to exercise such option by bequest or inheritance, within one year after the date of such death (but not later than the date the option would otherwise expire), unless otherwise provided in the option agreement. If an optionee's service or employment with the Company or a subsidiary is terminated by reason of permanent and total disability, his or her options, whether or not then exercisable, may be exercised within one year after such termination of service or employment (but not later than the date on which the option would otherwise expire), unless otherwise provided in the option agreement. In the event of a change in control of the Company (as defined in the New Stock Option
Plan), all outstanding options generally would immediately become exercisable.

                  The New Stock Option Plan is intended to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act. To the extent any provision does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board.

                  If the  outstanding  shares of Common  Stock are  increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in Common Stock, or other increase or decrease in the outstanding shares of Common Stock effected without receipt of consideration by the Company, occurring after the effective date of the New Stock Option Plan, the number and kinds of shares for the purchase of which options may be granted under the New Stock Option Plan will be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which options are outstanding will be adjusted proportionately and accordingly so that the proportionate interest of the holder of the option immediately following such event will, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding options will not change the aggregate option price payable with respect to shares subject to the unexercised portion of the option outstanding, but will include a corresponding proportionate adjustment in the option price per share.

                  Upon dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, or upon the sale of all or substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of stock of the Company, the New Stock Option Plan and all options outstanding thereunder will terminate, except to the extent a provision is made in connection with such transaction for the continuation of the New Stock Option Plan and/or the assumption of the options or for the substitution for such options of new options covering the stock of a successor employer corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and the per option exercise prices, in which event the New Stock Option Plan and options theretofore granted will continue in the manner and under the terms so provided. In the event of such termination, all outstanding options will be exercisable in full during such period immediately prior to the occurrence of such termination as the Board of Directors, in its sole discretion, may determine and designate whether or not such options are exercisable during such period.

                  Subject to the foregoing, if the Company is the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more corporations, any option granted pursuant to the New Stock Option Plan will pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share option exercise price so that the aggregate option exercise price thereafter will be the same as the aggregate option exercise price of the shares remaining subject to the option immediately prior to such reorganization, merger, or consolidation.

                  The Board of Directors of the Company may, at any time and from time to time, amend, suspend or terminate the New Stock Option Plan as to shares of Common Stock as to which options have not been granted. However, the Board of Directors may not amend the New Stock Option Plan, except subject to the approval of the Company's shareholders, if such amendment would (1) materially increase the benefits accruing to eligible individuals under the New Stock Option Plan; (2) change the requirements as to eligibility to receive options under the New Stock Option Plan; or (3) increase the maximum number of shares that may be sold pursuant to options granted under the New Stock Option Plan, other than adjustments upon changes in capitalization.

                  Unless previously terminated, the New Stock Option Plan will terminate automatically on September 28, 2005, the tenth anniversary of the effective date of the New Stock Option Plan. No termination, suspension or amendment of the New Stock Option Plan may adversely affect the rights of the holder of an option without such holder's consent.

Federal Income Tax Consequences

                  The grant of an incentive stock option will not be a taxable event for the optionee or the Company. Generally, the grant of a nonqualified option should not be a taxable event for the optionee or the Company provided that, if the per-share exercise price of the option is less than the market value of a share of the Company Common Stock on the date of grant, there is a substantial risk, on the basis of all the facts and circumstances, that the value of the Company stock could be less than the option price during the term of the option.

                  With respect to "incentive stock options", an optionee will not recognize taxable income upon the grant or exercise of an incentive option, and any gain realized upon a disposition of shares acquired pursuant to exercise of an incentive option will be taxed as long-term capital gain, if the optionee holds the shares for at least two years after the date the incentive option was granted and for at least one year after the date the option was exercised. However, the excess of the fair market value of the Common Stock subject to an incentive option on the date of exercise (or, in some cases, on the date of expiration of certain securities laws restrictions as to the disposition of the shares unless the optionee files a special tax election within 30 days after exercise) over the option exercise price will be includable in alternative minimum taxable income in the year of exercise (or the year in which such restrictions expire) for purposes of the alternative minimum tax. This excess increases the optionee's basis in the stock for purposes of the alternative minimum tax but not for purposes of the regular income tax. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive options. The Company and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive option, except as discussed below.

                  For the exercise of an incentive option to qualify for favorable tax treatment, the optionee generally must be an employee of the Company or a subsidiary from the date the option is granted through a date within three months before the date of exercise. In the case of an optionee who is disabled, within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, (the "Code")(or the corresponding provision of any subsequently enacted tax statute), the three-month period for exercise following termination of employment is extended to one year. In the case of an employee who dies, the time for exercising incentive options after termination of employment and the holding period for stock received pursuant to the exercise of the option are waived. The New Stock Option Plan generally requires, however, that incentive options be exercised within one year following the date of death of an employee, but not later than the time the option would expire by its terms.

                  If all of the requirements for incentive option treatment are met except for the special holding period rules set forth above, the optionee will recognize ordinary income upon the disposition of the stock, generally in an amount equal to the excess of the fair market value of the stock at the time the incentive option was exercised over the option exercise price. The balance of the realized gain, if any, will be long-or short-term capital gain, depending upon whether the stock was sold more than one year after the incentive option was exercised. If the optionee sells the stock prior to satisfaction of the holding period rules but at a price below the fair market value of the stock at the time the incentive option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the option exercise price. If the optionee sells the stock prior to satisfaction of the holding period rules, the Company will be allowed a business expense deduction to the extent it complies with applicable reporting requirements and the optionee recognizes ordinary income.

                  The New Stock Option Plan provides that optionees may exercise an incentive option by tendering shares of Common Stock with a fair market value equal to part or all of the option exercise price. An exchange of common shares for common shares of the same corporation is ordinarily a nontaxable exchange, and the tax basis of the shares exchanged is treated as the substituted basis for the shares received. The shares tendered would be treated as exchanged for an equivalent number of option shares, which would take the tax basis of the tendered shares, and the additional option shares would have a zero basis. These rules would apply to use of shares of Common Stock to exercise an incentive option unless the shares used to effect the exchange have been received pursuant to exercise of an incentive option or another statutory option and the requisite holding period requirements have not been met, in which case the tender of such shares would be a taxable transaction (with the excess of the fair market value of the shares tendered over the optionee's basis in those shares being taxable gain).

                  Upon exercise of a nonqualified option, however, the optionee will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise (or, if the optionee is subject to certain restrictions imposed by the securities laws, upon the lapse of those restrictions, unless the optionee makes a special tax election within 30 days after exercise). If the Company complies with the applicable reporting requirements, it will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). Provided that the shares have been held for more than one year, such gain or loss would constitute long-term capital gain or loss.

                  If an optionee surrenders shares of Common Stock in payment of part or all of the exercise price of a nonqualified option, no gain or loss will be recognized with respect to the shares surrendered, and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received. However, the fair market value of any shares received in excess of the number of shares surrendered (i.e., the difference between the aggregate option exercise price and the aggregate fair market value of the shares received pursuant to exercise of the option) will be taxed as ordinary income. The optionee's basis of such additional shares is equal to the amount included in the optionee's income.

                  Under current federal income tax law, the highest tax rate on ordinary income is 39.6% and long-term capital gains are subject to a maximum tax rate of 28%. Because of certain provisions in the law relating to the "phase out" of personal exemptions and certain limitations on itemized deductions, the federal income tax consequences to a particular taxpayer of receiving additional amounts of ordinary income or capital gain may be greater than would be indicated by application of the foregoing tax rates to the additional amount of income or gain.

Recommendation of the Board of Directors

                  Approval of the New Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present, or represented by proxy, and entitled to vote thereon at the Annual Meeting. The Board of Directors recommends that shareholders vote FOR approval of the New Stock Option Plan.

              AMENDMENT TO NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                (Proposal No. 4)

                  On December 20, 1995, the Board of Directors, subject to shareholder approval, approved an amendment to the Non-Employee Director Stock Option Plan (i) to increase from 75,000 to 125,000 the number of shares of Common Stock of the Company reserved for issuance upon the exercise of options granted under the Non-Employee Director Stock Option Plan, (ii) to provide for annual grants of an option to purchase 3,000 shares (rather than 1,000 shares) of the Company's common stock to each non-employee director of the Company, and provide that such grants will occur in December (rather than March) of each fiscal year, and (iii) to extend the term of the plan to April 30, 2001. On January 19, 1996, the Board further amended the Non-Employee Director Stock Option Plan to provide for the exercise of options by the surrender of shares held by the optionee or by "cashless" exercise through a broker and to make a variety of minor changes to conform certain provisions of the Non-Employee Director Plan to those of the New Stock Option Plan. Based upon the closing price of the Company's Common Stock on January 19, 1996, the aggregate market value of the total number of shares of Common Stock underlying the stock options available for grant, including the shares that were added to the plan subject to shareholder approval, is $73,500.

                  The principal provisions of the Non-Employee Director Stock Option Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the Non-Employee Director Stock Option Plan, the entire text of which, as amended and restated, is attached as Exhibit 2 and incorporated herein by reference.

Reasons for Amendment of the Stock Option Plan

                  The Non-Employee Director Stock Option Plan is intended to advance the interests of the Company by providing each member serving on the Board of Directors of the Company who is not an officer or other salaried employee of the Company or any subsidiary (a "Non-Employee Director") with an opportunity to acquire or increase a proprietary interest in the Company. The Board of Directors believes that the opportunity to acquire stock under the Non-Employee Director Stock Option Plan will create another strong incentive for Non-Employee Directors to expend maximum effort for the growth and success of the Company and to remain in the service of the Company. For this reason, the Board of Directors believes that it is appropriate to extend the term of the plan to April 30, 2001, which will result in options being granted to Non-Employee Directors for an additional three years. In addition, the Board of Directors believes that it is appropriate at this time to increase the annual grants of options thereunder to purchase 3,000 shares to each of the Non-Employee Directors. The compensation of the members of the Board of Directors is believed to be at the lower end for public companies, and the Company wishes to increase the level of compensation to retain its existing directors and attract qualified new directors. The use of stock options to increase director compensation helps conserve the Company's cash resources. The increase in the number of shares reserved for grant under the Non-Employee Director Stock Option Plan is being sought to permit the extension of the plan an increase in annual grants to be implemented. Prior to December 20, 1995, 14,000 shares of authorized but unissued Common Stock remained available for future grants under the terms of the Non-Employee Director Stock Option Plan. Finally, the Board believes it is appropriate to permit Non-Employee Directors to exercise options by exchanging shares held by them or by a "cashless" exercise procedure.

Description of the Non-Employee Director Stock Option Plan

                  Under the terms of the Non-Employee Director Stock Option Plan prior to adoption of the amendment, up to 75,000 shares of Common Stock were reserved for issuance under the Non-Employee Director Stock Option Plan. The stock options granted under the Non-Employee Director Stock Option Plan are non-incentive options.

                  Under  the terms of the  Non-Employee  Director  Stock  Option
Plan, each Non-Employee Director serving on the Board of Directors on the effective date of the Non-Employee Director Stock Option Plan (June 10, 1989) was granted an option to purchase 5,000 shares of Common Stock. Each
Non-Employee Director subsequently elected to the Board of Directors was entitled to receive an option to purchase 5,000 shares of Common Stock. In addition, each continuing Non-Employee Director received an automatic grant of a non-incentive stock option to purchase 1,000 shares of Common Stock in March of each year from 1990 through 1995, and a special one-time grant of options to purchase 10,000 shares in December 1992.

                  The option exercise price under the Non-Employee Director Stock Option Plan is equal to one hundred percent (100%) of the fair market value of Common Stock on the date the option is granted. Options granted under the Non-Employee Director Stock Option Plan expire if not exercised within ten
(10) years from the date of grant.

                  Payment for shares purchased under the Non-Employee Director Stock Option Plan, as amended, may be made either in cash or cash equivalents, in shares of Common Stock with a fair market value equal to the option price, or a combination of cash and shares of Common Stock. The Non-Employee Director Stock Option Plan, as amended, also allows for "cashless exercise," in which a licensed broker tenders to the Company cash equal to the exercise price (plus taxes required to be withheld) at the time the Company issues the stock certificates.

                  Options granted under the Non-Employee Director Stock Option Plan continue to be in effect for the remainder of their respective terms notwithstanding termination of any optionee's service with the Company or a subsidiary.

                  If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, combination of shares, exchange of shares, stock dividend or other distribution payable in Common Stock, or other increase or decrease in the outstanding shares of Common Stock, occurring after the effective date of the Non-Employee Director Stock Option Plan, the number and kinds of shares for the purchase of which options may be granted under the Non-Employee Director Stock Option Plan will be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which options are outstanding will be adjusted proportionately and accordingly so that the proportionate interest of the holder of the option immediately following such event will, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding options will not change the aggregate option price payable with respect to shares subject to the unexercised portion of the option outstanding but will include a corresponding proportionate adjustment in the option price per share.

                  Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity owing 80 percent or more of the combined voting power of all classes of stock of the Company, the Non-Employee Director Stock Option Plan and all options outstanding hereunder will terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Non-Employee Director Stock Option Plan and/or the assumption of the options theretofore granted, or for the substitution for such options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Non-Employee Director Stock Option Plan and options theretofore granted will continue in the manner and under the terms so provided.

                  Subject to the foregoing, if the Company is the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any option granted pursuant to the Non-Employee Director Stock Option Plan will pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the option price per share so that the aggregate option price thereafter will be the same as the aggregate option price of shares remaining subject to the option immediately prior to such reorganization, merger, or consolidation.

                  The Board of Directors may, at any time and from time to time, amend, suspend or terminate the Non-Employee Director Stock Option Plan as to any shares of Common Stock as to which options have not been granted. However, the Company's shareholders must approve any amendment that would (1) materially change the requirements as to eligibility to receive options under the Non-Employee Director Stock Option Plan; (2) increase the maximum number of shares that may be sold pursuant to options granted under the Non-Employee Director Stock Option Plan, other than adjustments upon changes in capitalization; (3) change the minimum option price, other than adjustments upon changes in capitalization; (4) increase the maximum period during which options may be exercised; (5) extend the term of the Non-Employee Director Stock Option Plan; or (6) materially increase the benefits accruing to eligible individuals under the Non-Employee Director Stock Option Plan.

                  Under the terms of the Non-Employee Director Stock Option Plan prior to adoption of this amendment, the plan will terminate automatically on April 30, 1997, unless previously terminated. No termination, suspension or amendment of the Non-Employee Director Stock Option Plan may, without the consent of the optionee to whom an option has been granted, adversely affect the rights of the holder of the option.

Federal Income Tax Consequences

                  No gain or loss is recognized by the optionee at the time such an option is granted. Upon exercise of an option, the federal income tax consequences will be substantially the same as described above with respect to nonqualified options granted under the New Stock Option Plan.

Option Grants

                  In December 1995, Messrs. Gische and Gray each were given annual grants of options to purchase 3,000 shares of Common Stock, subject to shareholder approval. Each will receive automatic grants of options to purchase 3,000 shares of Common Stock in December of each year through 2001, subject to shareholder approval. If shareholder approval of the amendment of the
Non-Employee Director Stock Option Plan is not approved, they will instead receive annual grants of 1,000 shares in March of 1996 and 1997.

Recommendation of the Board of Directors

                  Approval of the amendment to the Non-Employee Director Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Company entitled to vote thereon and who vote in person or by proxy at the Annual Meeting. The Board of Directors recommends that shareholders vote FOR approval of the amendment to the Non-Employee Director Stock Option Plan.

                              SHAREHOLDER PROPOSALS
                                AND OTHER MATTERS


                  Proposals of shareholders intended to be presented at the Company's 1997 Annual Meeting of Shareholders must be received at the Company's principal executive offices not later than October 31, 1996 in order for such proposals to be included in the Company's proxy statement and proxy relating to the 1997 Annual Meeting of Shareholders. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to the 1997 Annual Meeting of Shareholders any shareholder proposal that does not meet all of the requirements for such inclusion in effect at that time.

                  The Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Annual Meeting other than those specifically referred to herein. If, however, any other matters should properly come before the Annual Meeting, it is the intention of the person named in the enclosed proxy to vote the shares represented thereby in accordance with the determination of a majority of the Board of Directors.

                  The Board of Directors of the Company urges each shareholder, whether or not he or she intends to be present at the Annual Meeting, to complete, sign and return the enclosed proxy as promptly as possible.

                                         By Order of the Board of  Directors


                                         /s/Joe J. Lynn
                                         ------------------------------
                                         Joe J. Lynn
                                         Chief Executive Officer


                                      -26-
                                                                       Exhibit 1

                              MICROLOG CORPORATION
                             1995 STOCK OPTION PLAN


                  Microlog Corporation (the "Corporation") sets forth herein the terms of this 1995 Stock Option Plan (the "Plan") as follows:


1.                PURPOSE

                  The Plan is intended to advance the interests of the Corporation by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries, and will encourage such eligible individuals to remain in the employ of the Corporation or one or more of its subsidiaries. Each stock option granted under the Plan (an "Option") is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently-enacted tax statute, as amended from time to time (the "Code") ("Incentive Stock Option"), except (i) to the extent that any such Option would exceed the limitations set forth in
Section 7 below; and (ii) for Options specifically designated at the time of grant as not being "incentive stock options."


2.                ADMINISTRATION

                  (a) Board. The Plan shall be administered by the Board of Directors of the Corporation (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 8 below) entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of
the  Plan  deemed  by  the  Board  to  be  necessary  or   appropriate   to  the
administration of the Plan or any Option granted or Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with the Corporation's Certificate of Incorporation and By-Laws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

                  (b) Committee. The Board may from time to time appoint a Stock Option Committee (the "Committee") consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Corporation or any of its subsidiaries, and each of whom shall qualify in all respects as a "disinterested person" as defined in Rule l6b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and By-Laws of the Corporation and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Corporation's Certificate of Incorporation and By-Laws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

                  (c) No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

                  (d) Delegation to the Committee. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

                  (e) Action by the Board. The Board may act under the Plan with respect to any Option granted to or Option Agreement entered into with an officer, director or shareholder of the Corporation who is subject to Section 16 of the Exchange Act other than by, or in accordance with the recommendations of, the Committee, constituted as set forth in Section 2(b) above, only if the Board satisfies the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act relating to "disinterested administration."


3.                STOCK

                  The stock that may be issued pursuant to Options granted under the Plan shall be shares of Common Stock, par value $.01 per share, of the Corporation (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 1,000,000 shares. The foregoing number of shares are subject to adjustment as provided in
Section 17 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.


4.                ELIGIBILITY

                  Options may be granted under the Plan to any employee of the Corporation or any "subsidiary corporation" (a "Subsidiary") thereof within the meaning of Section 424(f) of the Code (including any such employee who is an officer or director of the Corporation or any Subsidiary) as the Board shall determine and designate from time to time prior to expiration or termination of the Plan. The maximum number of shares of Stock subject to Options that may be granted under the Plan to any executive officer or other employee of the Corporation or any Subsidiary is 500,000 shares (subject to adjustment as provided in Section 17 hereof). An individual may hold more than one Option, subject to such restrictions as are provided herein.

5.                EFFECTIVE DATE AND TERM OF THE PLAN

                  (a) Effective Date. The Plan shall be effective as of the date of adoption by the Board, which date is set forth below, subject to approval of the Plan within one year of such effective date by the affirmative votes of the holders of a majority of the Stock of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with applicable law; provided, however, that upon approval of the Plan by the shareholders of the Corporation as set forth above, all Options granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Corporation had approved the Plan on the effective date. If the shareholders fail to approve the Plan within one year of such effective date, any options granted hereunder shall be null and void and of no effect.

                  (b) Term. The Plan shall terminate on the date ten years from the effective date.


6.                GRANT OF OPTIONS

                  Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine, including any terms or conditions which may be necessary to qualify such Options as Incentive Stock Options. The date on which the Board approves the grant of an Option (or such later date as is specified by the Board) shall be considered the date on which such Option is granted.


7.                LIMITATION ON INCENTIVE STOCK OPTIONS

                  An Option (other than an Option described in exception (ii) of Section 1) shall constitute an Incentive Stock Option to the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.


8.                OPTION AGREEMENTS

                  All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Corporation and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.


9.                OPTION PRICE

                  The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement, except that the Option Price of a share of Stock subject to an Option that is intended to constitute an Incentive Stock Option shall be not less than 100 percent of the fair market value of a share of the Stock on the date the Option is granted (as determined in good faith by the Board); provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than 110 percent of the fair market value of a share of Stock at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded on an established securities market, in determining the fair market value of the Stock, the Board shall use the closing price of the Stock on such exchange or System or in such market (the highest such closing price if there is more that one such exchange or market) on the trading date immediately before the Option is granted (or, if there is no such closing price, then the Board shall use the mean between the high and low prices on such date), or, if no sale of the Stock had been made on such day, on the next preceding day on which any such sale shall have been made.


10.               TERM AND EXERCISE OF OPTIONS

                  (a) Term. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

                  (b) Option Period and Limitations on Exercise. Each Option shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; provided, however, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised. Each Option shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on the date of grant and ending upon the expiration of the Option. Notwithstanding any other provision of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Corporation as provided in Section 5 above.

                  (c) Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office, addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Except as provided below, payment in full of the Option Price of the shares for which the Option is being exercised shall accompany the written notice of exercise of the Option and shall be made either (i) in cash or in cash equivalents; (ii) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise; or (iii) by a combination of the methods described in
(i) and (ii); provided, however, that the Board may in its discretion impose and set forth in the Option Agreement such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. If shares of Stock that are acquired by the Optionee through exercise of an Option or an option issued under another stock option plan maintained by the Corporation are surrendered in payment of the Option Price, the Stock surrendered in payment must have been (i) held by the Optionee for more than six months at the time of surrender, or (ii) acquired under an Option granted not less than six months prior to the time of surrender. Unless the Board shall provide otherwise in the case of an Option Agreement, payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 17 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

                  (d) Restrictions on Transfer of Stock. If an Option is exercised prior to the date that is six months from the later of (i) the date of grant of the Option or (ii) the date of shareholder approval of the Plan and the individual exercising the Option is a reporting person under Section 16(a) of the Exchange Act, then such certificate or certificates shall bear a legend restricting the transfer of the Stock covered thereby until the expiration of six months from the later of the date specified in clause (i) above or the date specified in clause (ii) above.


11.               TRANSFERABILITY OF OPTIONS

                  During  the  lifetime  of an  Optionee  to whom an  Option  is granted, only such Optionee (or, in the event of legal incapacity or incompetence, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.


12.               TERMINATION OF EMPLOYMENT

                  Upon the termination of the employment of an Optionee with the Corporation or a Subsidiary, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; provided, however, that in the event that such termination of employment is by reason of the Optionee's retirement in accordance with the normal retirement policies of the Corporation or a Subsidiary, as the case may be, then such Optionee shall have the right, at any time within three months after the date of such retirement (or such shorter period as may be specified in an Option Agreement), and prior to termination of the Option pursuant to Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such retirement, whether or not such Option was exercisable immediately before such retirement; provided, further, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of termination of employment of the Optionee with the Corporation or a Subsidiary, exercise an Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. Whether a termination of employment is to be considered by reason of retirement in accordance with the normal retirement policies of the Corporation or a Subsidiary, as the case may be, and whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Corporation or a Subsidiary shall not be deemed to occur if the Optionee is immediately thereafter employed by the Corporation or any Subsidiary.


13.               RIGHTS IN THE EVENT OF DEATH, DISABILITY OR CHANGE IN CONTROL

                  (a) Death of an Employee. If an Optionee dies while in the employ of the Corporation or a Subsidiary or within the period following the termination of employment during which the Option is exercisable under Section 12 above or Section 13(b) below, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above (or such shorter period as may be specified in an Option Agreement), to exercise any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Board may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of the Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 10(b) above), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above.

                  (b) Disability of an Employee. If an Optionee terminates employment with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after such termination of employment and prior to termination of the Option pursuant to Section 10(a) above (or such shorter period as may be specified in an Option Agreement), to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment, whether or not such Option was exercisable immediately prior to such termination of employment; provided, however, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of the termination of employment of the Optionee with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to
Section 10(b) above. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive.

                  (c) Change in Control. Except as otherwise provided in Section 17(f) below, in the event of the occurrence of a Change in Control (as defined below) or in the event that the Board, in its sole and absolute discretion, determines that there exists a threat of a Change in Control, each Option issued before the date of such occurrence or such determination, which Option has not theretofore terminated as provided in Section 10(a) above, shall immediately become exercisable in full as of the date of such occurrence or such determination, whether or not such Option was otherwise exercisable immediately before such occurrence or such determination. For purposes of this Plan, a "Change in Control" shall be deemed to occur if, at any time, any person (including, without limitation, any individual, sole proprietorship, partnership, trust, corporation, association, joint venture, pool, syndicate or other entity, whether or not incorporated), or any two or more persons acting as a syndicate or group and thereby deemed collectively to be a "person" within the meaning of Section 13(d)(3) of the Exchange Act, shall acquire shares of stock of the Corporation, which acquisition results in such person or persons owning in the aggregate shares of stock of the Company possessing 20 percent or more of the total combined voting power of all classes of stock of the Corporation, unless prior to such acquisition the full Board shall by at least a two-thirds vote have specifically approved such acquisition and determined that such acquisition shall not constitute a Change in Control for purposes of the Plan. Whether there exists a threat of a Change in Control for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive.


14.               USE OF PROCEEDS

                  The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.


15.               REQUIREMENTS OF LAW

                  (a) Violations of Law. The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

                  (b) Compliance with Rule 16b-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.


16.               AMENDMENT AND TERMINATION OF THE PLAN

                  The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board shall, without approval by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Corporation at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Corporation, materially increase the benefits accruing to participants under the Plan, change the requirements as to eligibility to receive Options or increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options granted under the Plan (except as permitted under Section 17 hereof). Except as permitted under Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.


17.               EFFECT OF CHANGES IN CAPITALIZATION

                  (a) Changes in Stock. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

                  (b) Reorganization in Which the Corporation Is the Surviving Corporation. Subject to Subsection (c) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger, or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

                  (c) Reorganization in Which the Corporation Is Not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation, reorganization or other business combination of the Corporation with one or more other entities in which the Corporation is not the surviving entity, or upon a sale of all or substantially all of the assets of the Corporation to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board which results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its shareholders.

                  (d) Adjustments. Adjustments under this Section 17 related to stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                  (e) No Limitations on Corporation. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

                  (f) Parachute Payments. Notwithstanding any other provision of the Plan, if any payment, grant or acceleration of exercisability of an Option or other benefit to an Optionee under this Plan (a "Plan Benefit") would otherwise constitute a "parachute payment" within the meaning of Code Section 280G(b)(2) and if, after reduction for any applicable federal excise tax imposed by Code Section 4999 (the "Excise Tax") and federal income tax imposed by the Code, the Optionee's net proceeds from receiving the Plan Benefit would be less than the amount of the Optionee's net proceeds resulting from the receipt of the Reduced Amount described below, after reduction for federal income taxes, then the Optionee's Plan Benefit shall be limited to the Reduced Amount. The "Reduced Amount" shall be the largest Plan Benefit that could be received by the Optionee such that no Plan Benefit and no other payment or other benefit under any other agreement, contract, or understanding heretofore or hereafter entered into between the Optionee and the Corporation or any Subsidiary (the "Other Agreements") and any formal or informal plan or other arrangement heretofore or hereafter adopted by the Corporation or any Subsidiary for the direct or indirect provision of compensation to the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Plan") would be subject to the Excise Tax. In the event that the Plan Benefit to the Optionee shall be limited to the Reduced Amount, then the Optionee shall have the right, in the Optionee's sole discretion, to designate the Plan Benefit and those payments or benefits under any Other Agreements and any Benefit Plans that should be reduced or eliminated so as to avoid having the Plan Benefit be subject to the Excise Tax.


18.               DISCLAIMER OF RIGHTS

                  No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Corporation or any Subsidiary, or to interfere in any way with the right and authority of the Corporation or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any Subsidiary.


19.               NONEXCLUSIVITY OF THE PLAN

                  Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

                                      * * *

                  This Plan was duly adopted and approved by the Board of Directors of the Corporation by resolution at a meeting held on the 28th day of September, 1995 and amended by the Board of Directors of the Corporation by resolution at a meeting held on the 20th day of December, 1995.



                                                   Secretary of the Corporation



                  This Plan was duly approved by the shareholders of the Corporation at a meeting held on the 26th day of March, 1996.



                                                   Secretary of the Corporation

                                                                       EXHIBIT 2

                                                   (New language is underscored,
                                          deleted language is stricken through.)

                              MICROLOG CORPORATION
                    1989 NON-EMPLOYEE DIRECTOR NON-QUALIFIED
                                STOCK OPTION PLAN

                            (AS AMENDED AND RESTATED)
                             =======================

                  Microlog Corporation (the "Company") sets forth herein the terms of this Non-Employee Director Stock Option Plan (the "Plan") as follows:

                  1.       PURPOSE

                  The Plan is intended to advance the interests of the Company by providing each member serving on the Board of Directors of the Company who is not an officer or other salaried employee of the Company or any subsidiary (a "Non-Employee Director") with an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such Non-Employee Directors to remain in the service of the Company or that of one or more of its subsidiaries. The stock options granted under the Plan (an "Option") are not intended to be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (or the corresponding provision of any subsequently enacted tax statute).

                  2.       STOCK

                  The stock that may be issued pursuant to Options granted under the Plan shall be shares of Common Stock, par value $.01 per share, of the Company (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 125,000 shares, which number of shares is subject to adjustment as hereinafter provided in
Section 14 below. If any Option expires, terminates, or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

                  3.       GRANT OF OPTIONS

                  (a) Grant on Effective Date. On the effective date of this Plan as provided in Section 5 below, each Non-Employee Director then serving on the Board of Directors of the Company shall be granted an Option to purchase 5,000 shares of Stock at the price and upon the other terms and conditions specified in the Plan. Thereafter, subject to Section 3(c) and to the availability of shares issued under Section 2 of the Plan, an Option to purchase 5,000 shares of Stock, at the price and upon the other terms and conditions specified in the Plan, shall be granted under the Plan to each Non-Employee Director of the Company upon the initial election of such Non-Employee Director to the Board.

                  (b) Annual Grants. Subject to Section 3(c) and to the availability of shares issued under Section 2 of the Plan, on the third Wednesday in March of each year, commencing on March 21, 1990, each of the Non-Employee Directors then serving on the Board of Directors of the Company shall be granted an Option to purchase 1,000 shares of Stock at the price and upon the other terms and conditions specified in this Plan, except that, subject to approval not later than December 19, 1996, by the affirmative vote of shareholders who hold at least a majority of the outstanding shares of stock of the Company entitled to vote thereon and who vote in person or by proxy at a duly constituted shareholders' meeting, of an amendment to the Plan adopted by the Board of Directors of the Company on December 20, 1995, commencing on December 20, 1995, each such Option shall be granted on the third Wednesday in December of each year commencing on December 20, 1995, and shall be for 3,000 shares of Stock, subject to adjustment under Section 14 hereof.

                  (c) Excluded Persons. Notwithstanding anything to the contrary contained in Section 3 of the Plan, no Non-Employee Director designated by Whale Securities Corp. pursuant to the terms of the Underwriting Agreement dated as of May 14, 1986 between Whale Securities Corp. and the Company shall be granted any Options pursuant to this Plan.

                  (d) Special Grant. An option to purchase 10,000 shares of Stock, at the price and upon the other terms and conditions specified in the Plan, is hereby granted under the Plan effective December 22, 1992 to each Non-Employee Director then serving on the Board of Directors of the Company at the price and upon the other terms and conditions specified in the Plan, subject to Section 3(c) and to the availability of shares to be issued under Section 2 of the Plan, and subject to approval of this Section 3(d) on or before April 30, 1993 by an affirmative vote of shareholders who hold at least a majority of the outstanding shares of stock of the Company entitled to vote thereon, in person or by proxy, at a duly called meeting of the shareholders; provided, however, that upon approval of this Section 3(d) by the shareholders of the Company this
Section 3(d) shall be fully effective as if the shareholders of the Company had approved this Section 3(d) on December 22, 1992.

                  4.       OPTION PRICE

                  The purchase price of each share of Stock subject to an Option (the "Option Price") shall be the greater of par value or one hundred percent (100%) of the fair market value of a share of Stock on the date the Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation system, or is publicly traded in an established securities market, the fair market value shall be deemed to the closing price of the Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date immediately before the Option is granted (or, if there is no such closing price, the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of the Stock has been made on such day, on the immediately preceding day on which any such sale shall have been made.

                  5.       EFFECTIVE DATE AND TERM OF THE PLAN

                  (a) Effective Date. This Plan shall be effective as of the date this Plan is adopted by the Board of Directors of the Company, subject to approval of the Plan before or within one year after such effective date by an affirmative vote of shareholders who hold at least a majority of the outstanding shares of stock of the Company entitled to vote thereon, in person or by proxy, at a duly called meeting of the shareholders; provided, however, that upon approval of the Plan by the shareholders of the Company as set forth above, all Options granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Company had approved the Plan on the effective date. If the shareholders fail to approve the Plan before or within one year of such effective date, any options granted hereunder shall be null and void and of no effect.

                  (b) Term. This Plan shall terminate on April 30, 2001.

                  6.       OPTION AGREEMENTS

                  All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Company and by the Optionee, substantially in the form attached as Exhibit A to this Plan, with such changes as the officer or officers executing such Option Agreements may determine to be necessary or advisable (such determination to be conclusively evidenced by the execution thereof by such officer or officers).

                  7.       TERM AND EXERCISE OF OPTIONS

                  (a) Term. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten (10) years from the date such Option is granted.

                  (b) Option Period and Limitations on Exercise. Each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration of the Option, except that Options granted on or after December 20, 1995 shall be exercisable to the extent of 1,000 shares only until such time as the amendment to the Plan adopted by the Board of Directors of the Company on December 20, 1995 has been approved by shareholders in accordance with Section 13 hereof. If an Option is exercised prior to the date that is six months from the later of (i) the date of grant of the Option or (ii) the date of shareholder approval of the amendment to the Plan adopted on December 20, 1995 (to the extent such Option was granted subject to such approval) and the individual exercising the Option is a reporting person under
Section 16(a) of the Exchange Act, then such certificate or certificates shall bear a legend restricting the transfer of the Stock covered thereby until the expiration of six months from the date specified in clause (i) above or the date specified in clause (ii) above, whichever is applicable to such shares of Stock.

                  (c) Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Secretary of the Company, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and except as provided below, shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised in cash. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Except as provided below, payment in full of the Option Price of the shares for which the Option is being exercised shall accompany the written notice of exercise of the Option and shall be made (i) in cash or in cash equivalents; (ii) subject to approval not later than December 19, 1996, by the affirmative vote of shareholders who hold at least a majority of the outstanding shares of stock of the Company entitled to vote thereon and who vote in person or by proxy at a duly constituted shareholders' meeting, of the amendment to the Plan adopted by the Board of Directors of the Company on December 20, 1995, through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 4 above) on the date of exercise; or (iii) subject to such approval, by a combination of the methods described in (i) and (ii); provided, however, that the Board may in its discretion impose and set forth in the Option Agreement such limitations or prohibitions on the use of shares of Stock to exercise Options as it determines to be necessary or appropriate under applicable securities or other laws. If shares of Stock that are acquired by the Optionee through exercise of an Option or an option issued under another stock option plan maintained by the Company are surrendered in payment of the Option Price, the Stock surrendered in payment must have been (i) held by the Optionee for more than six months at the time of surrender, or (ii) acquired under an Option granted not less than six months prior to the time of surrender. Subject to approval not later than December 19, 1996, by the affirmative vote of shareholders who hold at least a majority of the outstanding shares of stock of the Company entitled to vote thereon and who vote in person or by proxy at a duly constituted shareholders' meeting, of the amendment to the Plan adopted by the Board of Directors of the Company on December 20, 1995, payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 14 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

                  8.       TRANSFERABILITY OF OPTIONS

                  During  the  lifetime  of an  Optionee  to whom an  Option  is granted, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

                  9.       TERMINATION OF SERVICE

                  Subject to the provisions of Section 10 of the Plan, upon the termination of the service of an optionee with the Company or a subsidiary, Options granted to such optionee pursuant to this Plan shall continue in effect for the remainder of their respective terms, and shall not terminate.

                  10.      RIGHTS IN THE EVENT OF DEATH

                  If an Optionee dies, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right, at any time prior to termination of the Option as provided in Section 7(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death.

                  11.      USE OF PROCEEDS

                  The proceeds received by the Company from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

                  12.      REQUIREMENTS OF LAW

                  The Company shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Company shall not be required to sell or issue such shares unless the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Plan is intended to comply with Rule 16b-3 of the Securities Exchange Commission under the Securities Exchange Act of 1934. Any provision of the Plan inconsistent with Rule 16b-3 will be inoperative but will not affect the validity of the Plan.

                  13.      AMENDMENT AND TERMINATION OF THE PLAN

                  The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board shall, without approval by the affirmative vote of shareholders who hold at least a majority of outstanding shares of stock of the Company entitled to vote thereon and who vote in person or by proxy at a duly constituted shareholders' meeting,
(a) materially change the requirements as to eligibility to receive Options; (b) increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options granted under the Plan (except as permitted under Section 14 hereof); (c) change the Option Price set forth in Section 4 hereof (except as permitted under Section 14 hereof); (d) increase the maximum period during which Options may be exercised; (e) extend the term of the Plan; or (f) materially increase the benefits accruing to eligible individuals under the Plan. Except as permitted under Section 14 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

                  14.      EFFECT OF CHANGES IN CAPITALIZATION

                  (a) Changes in Stock. If the  outstanding  shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

                  (b) Reorganization in Which the Company Is the Surviving Corporation. Subject to Subsection (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

                  (c) Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity owning eighty percent (80%) or more of the combined voting power of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders (provided, however, that the options shall terminate only the consummation or occurrence of such event).

                  (d) Fractional Shares. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                  (e) No Limitations on Company. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

                  15.      DISCLAIMER OF RIGHTS

                  No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the service of the Company or any subsidiary, or to interfere in any way with the right and authority of the Company or any subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any relationship between any individual and the Company or any subsidiary.

                  16.      NONEXCLUSIVITY OF THE PLAN

                  Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

                                      * * *

                  This Plan was duly adopted and approved by the Board of Directors of the Company by resolution at a meeting held on June 10, 1989, subject to shareholder approval. This Plan was duly amended by the Board of Directors, subject to shareholder approval, by resolutions at meetings held on December 22, 1992, January 22, 1993 and December 20, 1995 and January 25, 1996.


                  This Plan was duly approved by the shareholders of the Company at a meeting of the shareholders held on the 24th day of February, 1990. Amendments to the Plan were duly approved by the shareholders of the Company on March 13, 1993 and March 26, 1996.



                                                            -------------------
                                                                  SECRETARY

                              MICROLOG CORPORATION

                       NON-EMPLOYEE DIRECTOR NON-QUALIFIED
                             STOCK OPTION AGREEMENT


                  This Non-Employee Director Non-Qualified Stock Option Agreement (the "Option Agreement") is made as of the _____ of _______________, by and between Microlog Corporation (the "Company"), and __________________ ____________________, a member of the Board of Directors of the Company who is not an officer or other employee of the Company or its subsidiaries (the "Optionee").

                  WHEREAS, the Board of Directors of the Company has duly adopted, subject to approval by the shareholders of the Company, an amended 1989 Non-Employee Director Non-Qualified Stock Option Plan (the "Plan"), which provides for the grant to members of the Board of Directors of the Company who are not officers or other employees of the Company or its subsidiaries options for the purchase of shares of the Company's common stock, $.01 par value ("Stock") according to the terms of the Plan;

                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

                  1. Grant of Option. Subject to the terms of the Plan (attached hereto as Exhibit A, the terms of which are incorporated by reference herein), the Company hereby grants to the Optionee the right and option (the "Option") to purchase from the Company, on the terms and subject to the conditions hereinafter set forth, ( ,000) shares of Stock. This Option shall NOT constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

                  2. Price. The purchase price (the "Option Price") for the shares of Stock subject to the Option granted by this Option Agreement is Dollars ($ .00) per share.

                  3. Exercise of Option. Except as otherwise provided herein, the Option granted pursuant to this Option Agreement shall be subject to exercise as follows:

                  A. Time of Exercise of Option. The Optionee may exercise the Option (subject to the limitations on exercise set forth in Subsection E below), in whole or in part, at any time and from time to time, after the date of grant of the Option, as set forth in Section 13 below, and prior to the tenth (10th) anniversary of the date of grant of the Option; provided, however, that no single exercise of the Option shall be for less than 100 shares, unless the number of shares purchased is the total number available for purchase under this Option at the time of exercise.

                  B. Exercise by Optionee. During the lifetime of the Optionee, only the Optionee (or, in the event of his or her legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option.

                  C. Termination of Service. Subject to the provisions of Subsection E below and Section 7, upon the termination of the service of an optionee with the Company or a subsidiary, Options granted to such optionee pursuant to this Agreement shall continue in effect for the remainder of their respective terms.

                  D. Death. If an Optionee dies, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right, at any time prior to termination of the Option, to exercise any Option held by such Optionee at the date of such Optionee's death.

                  E. Limitations on Exercise of Option. Notwithstanding the foregoing Subsections of Section 3, in no event may the Option be exercised, in whole or in part, prior to the date the amended Plan is approved by the shareholders of the Company as provided therein, or after the occurrence of an event referred to in Section 7 below which results in termination of the Option. In no event may the Option be exercised for a fractional share.

                  4. Method of Exercise of Option. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Secretary of the Company, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made either (i) in cash or by check payable to the order of the Company; (ii) through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner specified in the Plan) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii); provided, however, that any shares of Stock tendered in exchange for shares of Stock to be issued pursuant to the exercise of the Option must have been held by the Optionee for at least six months before their tender to the Company or acquired under an Option granted not less than six months prior to the time of surrender. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the Company shall deliver to the person exercising the Option a certificate or certificates for the shares being purchased.

                  5. Limitations on Transfer. The Option is not transferable by the Optionee, other than by will or the laws of descent and distribution in the event of death of the Optionee.

                  6. Rights as Shareholder. Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares transferable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such executor, administrator, distributee or legatee of the Optionee's estate) has been entered as the shareholder of record on the books of the Company. If the Option is exercised prior to the date that is six months from the later of (i) the date of grant of the Option or (ii) the date of shareholder approval of the amendment to the Plan adopted on December 20, 1995 and the individual exercising the Option is a reporting person under Section 16(a) of the Exchange Act, then the certificate or certificates for Stock acquired as a result of the exercise of the Option shall bear a legend restricting the transfer of the Stock covered thereby until the expiration of six months from the date specified in clause (i) above or the date specified in clause (ii) above, whichever is applicable to such shares of Stock.

                  7.       Effect of Changes in Capitalization.

                  A. Changes in Stock.  If the  outstanding  shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

                  B. Reorganization in Which the Company Is the Surviving Corporation. Subject to Subsection C hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

                  C. Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity owning eighty percent (80%) or more of the combined voting power of all classes of stock of the Company, the Option hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation and/or the assumption of the Option, or for the substitution for the Option of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders (provided, however, that the options shall terminate only the consummation or occurrence of such event).

                  D. Fractional Shares. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                  8. General Restrictions. The Company shall not be required to sell or issue any shares of Stock under the Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), unless a registration statement under such Act is in effect with respect to the shares of Stock covered by the Option, the Company shall not be required to sell or issue such shares unless the Company has received evidence satisfactory to it that the holder of the Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Company shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option shall not be exercisable unless and until the shares of Stock covered by the Option are registered or are subject to an available exemption from registration, the exercise of the Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

                  9. Withholding of Taxes. The parties hereto recognize that the Company or a subsidiary may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that the Optionee realizes ordinary income in connection with the exercise of the Option or in connection with a disposition of any shares of Stock acquired by exercise of the Option. The Optionee agrees that the Company or a subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Optionee, and also agrees that upon demand the Optionee will promptly pay to the Company or a subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or by certified check payable to the order of the Company or a subsidiary.

                  10.   Disclaimer  of  Rights.  No  provision  in  this  Option
Agreement shall be construed to confer upon the Optionee the right to be employed by the Company or any subsidiary, or to interfere in any way with the right and authority of the Company or any subsidiary either to increase or decrease the compensation of the Optionee at any time, or to terminate any employment or other relationship between the Optionee and the Company or any subsidiary.

                  11. Interpretation of this Option Agreement. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.

                  12. Governing Law. This Option Agreement is executed pursuant to and shall be governed by the laws of the Commonwealth of Virginia (but not including the choice of law rules thereof).

                  13.  Date of  Grant.  The  date of  grant  of this  Option  is
____________________.


                  14. Approval by Shareholders. This Option Agreement and the issuance of any shares under it are expressly subject to the approval of the amended Plan by the shareholders of the Company as provided for therein. The Option shall not in any event be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided for therein.

                  15. Binding Effect. Subject to all restrictions provided for in this Option Agreement and by applicable law relating to assignment and transfer of this Option Agreement and the option rights provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

                  16. Notice. Any notice hereunder by the Optionee to the Company shall be in writing and shall be deemed duly given if mailed or delivered to the Company at its principal office, addressed to the attention of the Secretary of the Company, or if so mailed or delivered to such other address as the Company may hereafter designate by notice to the Optionee. Any notice hereunder by the Company to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Company.

                  17. Entire Agreement. This Option Agreement constitutes the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof.
Neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Optionee; provided, however, that the Company unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Option Agreement, or caused this Option Agreement to be duly executed on their behalf, as of the day and year first above written.


ATTEST:                              MICROLOG CORPORATION


                                     By:

Title:                               Title:


                                     OPTIONEE:



                                     ADDRESS FOR NOTICE TO OPTIONEE:



                                     Number           Street



                                     City              State            Zip Code

                                 REVOCABLE PROXY

                              MICROLOG CORPORATION

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.



                  The undersigned shareholder hereby appoints Joe J. Lynn, Richard A. Thompson, or Steven R. Delmar, or any of them, attorneys and proxies of the undersigned, with full power of substitution and with authority in each of them to act in the absence of the other, to vote and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held at the
Gaithersburg Marriott Washingtonian Center, 9751 Washingtonian Blvd., Gaithersburg, Maryland, 20878, on March 26, 1996 at 10:00 a.m., local time, and at any adjournments thereof, in respect of all shares of the Common Stock of the Company which the undersigned may be entitled to vote, on the following matters:

1.               Election of two directors for a three year term ending in 1999:

                 David M. Gische
                 Richard A. Thompson


                 | |   FOR  the nominees listed above.

                 | |   WITHHOLD AUTHORITY to vote for the following nominee(s):

2. Proposal to ratify the appointment of Price Waterhouse LLP as the independent accountants of the Company for the fiscal year ending October 31, 1996

                 | |   FOR             | |   AGAINST              | |   ABSTAIN

3. The approval of the new Company's Stock Option Plan with 1,000,000 the number of shares of the Company's Common Stock reserved for issuance upon the exercise of options granted under such new Stock Option Plan;

                 | |   FOR             | |   AGAINST              | |   ABSTAIN

4. The approval of the amendments to the Company's Non-Employee Director Stock Option Plan which would, among other things,
                 (i) increase from 75,000 to 125,000 the number of shares reserved for issuance upon the exercise of options granted under the Non-Employee Director Stock Option Plan, (ii) provide for annual grants of an option to purchase 3,000 shares (rather than 1,000 shares) of the Company's common stock to each non-employee director of the Company, and provide that such grants will occur in December (rather than March) of each fiscal year, and (iii) extend the term of the plan to April 30, 2001; and

                 | |   FOR             | |   AGAINST              | |   ABSTAIN

5. In their discretion, on any other matters that may properly come before the meeting, or any adjournments thereof, in accordance with the recommendations of a majority of the Board of Directors.

             (Continued and to be dated and signed on reverse side.)

                           (continued from other side)

This proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. However, if no direction is given, this proxy will be voted FOR the nominees in proposal 1, and FOR proposals 2, 3 and 4.

                  The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Shareholders and proxy statement dated February ---, 1996 and the 1995 Annual Report to Shareholders, and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy, or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

                  If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

| |   I PLAN TO ATTEND THE MARCH 26, 1996 ANNUAL SHAREHOLDERS MEETING

                                             Date:                      , 1996.





                                        ----------------------------------------
                                        Signature of Shareholder or Authorized
                                        Representative

                                        Please  date  and sign  exactly  as name
                                        appears    hereon.     Each    executor,
                                        administrator,     trustee,    guardian,
                                        attorney-in-fact   and  other  fiduciary
                                        should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, both persons should sign.



PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.